Exhibit 99(a)

For additional information contact: Andrew Moreau 501-905-7962
VP - Corporate Communications
andrew.moreau@alltel.com

John Ebner 501-905-8991
SVP - Investor Relations and Treasury
alltel.investor.relations@alltel.com

Release Date:  Oct. 27, 2006

Alltel reports double-digit revenue growth in third quarter
Investments in customer growth produce strong gross and net additions

LITTLE ROCK, Ark. - Alltel produced double-digit revenue growth and strong customer additions in the third quarter, its first earnings report as a pure-play wireless provider. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of $1.04, a 6 percent increase that includes one-time expenses, amortization of acquired intangible assets and income from the discontinued operations of Windstream. Excluding these items, fully diluted earnings per share from current businesses was 60 cents, an 11 percent increase from the previous year.
"Alltel’s focus on investing in our business paid off this quarter with strong customer growth, a trend our company has enjoyed through the first three quarters of this year," said Alltel President and CEO Scott Ford. "Our third-quarter growth demonstrates that we are striking the right balance between customer growth and long-term profitability. Our balance sheet also continues to gain strength as our net debt position is now under $1 billion."
Among the highlights for the third quarter:
•
Revenues were $2 billion, a 12 percent increase from a year ago. Net income under GAAP was $402 million, up 11 percent. Net income from current businesses was $230 million, a 17 percent increase from a year ago.

•
Alltel added 829,000 customers, up 14 percent over the same period last year. In addition, the company gained 101,000 net new customers, which includes 75,000 post-pay customers and 26,000 pre-pay customers, an increase of nearly 400 percent over last year. Post-pay churn was 1.67 percent and total churn was 2.18 percent, year-over- year improvements for the third consecutive quarter.

•	Average revenue per wireless customer (ARPU) was $53.76, down 1 percent from last year.
•	Equity free cash flow from current businesses was $214 million, an 11 percent increase. Net cash provided from operations was $340 million.
Alltel operates America’s largest wireless network, which delivers voice and advanced data services nationwide to more than 11 million customers. Headquartered in Little Rock, Ark., Alltel is a Forbes 500 company with annual revenues of $8 billion.
Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-
Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS AND OTHER FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
UNDER GAAP:
Revenues and sales	$2,007,319	$1,792,979	$214,340	12	$5,795,784	$4,735,254	$1,060,530	22
Operating income	$358,002	$338,695	$19,307	6	$993,787	$867,179	$126,608	15
Operating margin (A)	17.8%	18.9%	(1.1% )	(6)	17.1%	18.3%	(1.2% )	(7)
Net income	$402,360	$361,165	$41,195	11	$1,128,670	$1,076,230	$52,440	5
Earnings per share:
Basic	$1.05	$.99	$.06	6	$2.92	$3.29	$(.37)	(11)
Diluted	$1.04	$.98	$.06	6	$2.90	$3.27	$(.37)	(11)

Weighted average common shares:
Basic	384,637	363,638	20,999	6	386,714	326,752	59,962	18
Diluted	386,771	367,794	18,977	5	388,911	329,186	59,725	18

Capital expenditures (B)	$284,357	$238,157	$46,200	19	$742,574	$716,685	$25,889	4
Total assets	$19,330,223	$23,796,704	$(4,466,481)	(19)

FROM CURRENT BUSINESSES (NON-GAAP) (C):
Operating income	$400,819	$395,308	$5,511	1	$1,137,627	$971,972	$165,655	17
Operating margin (A)	20.0%	22.0%	(2.0% )	(9)	19.6%	20.5%	(.9% )	(4)
Net income	$230,200	$197,329	$32,871	17	$606,966	$472,549	$134,417	28
Earnings per share:
Basic	$.60	$.55	$.05	9	$1.57	$1.45	$.12	8
Diluted	$.60	$.54	$.06	11	$1.56	$1.44	$.12	8
Equity free cash flow (D)	$213,788	$193,013	$20,775	11	$648,745	$394,286	$254,459	65

PRO FORMA FROM CURRENT BUSINESSES (NON-GAAP) (E):
Revenues and sales	$2,007,319	$1,887,788	$119,531	6	$5,795,784	$5,341,281	$454,503	9
Operating income	$400,819	$418,994	$(18,175)	(4)	$1,137,627	$1,107,371	$30,256	3

(A) Operating margin is calculated by dividing operating income by revenues and sales.
(B) Includes capitalized software development costs.
(C) Current businesses excludes the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain (loss) on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, a change in accounting for operating leases and integration expenses and other charges.
(D) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation expense less capital expenditures which includes capitalized software development costs as indicated in Note B.
(E) Pro forma from current businesses excludes the items listed in Note C above and includes the operating results of Western Wireless as if the acquisition of Western Wireless occurred on January 1, 2005.
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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005
Revenues and sales:
Service revenues	$1,795,443	$1,614,090	$5,178,719	$4,273,990
Product sales	211,876	178,889	617,065	461,264
Total revenues and sales	2,007,319	1,792,979	5,795,784	4,735,254
Costs and expenses:
Cost of services	610,102	524,388	1,726,863	1,405,448
Cost of products sold	293,754	250,261	849,802	660,148
Selling, general, administrative and other	438,325	399,095	1,298,530	1,088,887
Depreciation and amortization	307,136	266,214	916,012	699,266
Integration expenses and other charges	-	14,326	10,790	14,326
Total costs and expenses	1,649,317	1,454,284	4,801,997	3,868,075

Operating income	358,002	338,695	993,787	867,179

Equity earnings in unconsolidated partnerships	17,281	10,434	45,612	36,391
Minority interest in consolidated partnerships	(11,729)	(20,573)	(37,106)	(57,838)
Other income, net	37,308	15,203	69,115	144,084
Interest expense	(63,822)	(78,993)	(234,976)	(232,866)
Gain (loss) on exchange or disposal of assets and other	(50,501)	30,557	126,138	218,830

Income from continuing operations before income taxes	286,539	295,323	962,570	975,780
Income taxes	121,268	111,109	374,686	358,065

Income from continuing operations	165,271	184,214	587,884	617,715
Income from discontinued operations	237,089	176,951	540,786	458,515

Net income	402,360	361,165	1,128,670	1,076,230
Preferred dividends	21	24	63	72
Net income applicable to common shares	$402,339	$361,141	$1,128,607	$1,076,158

Basic earnings per share:
Income from continuing operations	$ .43	$.51	$1.52	$1.89
Income from discontinued operations	.62	.48	1.40	1.40
Net income	$1.05	$.99	$2.92	$3.29

Diluted earnings per share:
Income from continuing operations	$ .43	$.50	$1.51	$1.88
Income from discontinued operations	.61	.48	1.39	1.39
Net income	$1.04	$.98	$2.90	$3.27

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended September 30, 2006 and 2005
(In thousands, except per share amounts)

	THREE MONTHS ENDED				THREE MONTHS ENDED
	September 30, 2006				September 30, 2005
	Results of	Items		Results of	Results of	Items		Results of
	Operations	Excluded from		Operations	Operations	Excluded from		Operations
	Under	Current		from Current	Under	Current		from Current
	GAAP	Businesses		Businesses	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,795,443	$-		$1,795,443	$1,614,090	$-		$1,614,090
Product sales	211,876	-		211,876	178,889	-		178,889
Total revenues and sales	2,007,319	-		2,007,319	1,792,979	-		1,792,979
Costs and expenses:
Cost of services	610,102	-		610,102	524,388	(8,016)	(G)	516,372
Cost of products sold	293,754	-		293,754	250,261	-		250,261
Selling, general, administrative and other	438,325	(3,626)	(A)	434,699	399,095	(1,898)	(G)	397,197
Depreciation and amortization	307,136	(39,191)	(B)	267,945	266,214	(32,373)	(B)	233,841
Integration expenses and other charges	-	-		-	14,326	(14,326)	(H)	-
Total costs and expenses	1,649,317	(42,817)		1,606,500	1,454,284	(56,613)		1,397,671

Operating income	358,002	42,817		400,819	338,695	56,613		395,308

Equity earnings in unconsolidated partnerships	17,281	-		17,281	10,434	-		10,434
Minority interest in consolidated partnerships	(11,729)	-		(11,729)	(20,573)	-		(20,573)
Other income, net	37,308	-		37,308	15,203	(5,000)	(G)	10,203
Interest expense	(63,822)	-		(63,822)	(78,993)	-		(78,993)
Gain (loss) on exchange or disposal of assets and other	(50,501)	50,501	(C)	-	30,557	(30,557)	(I)	-

Income from continuing operations before income taxes	286,539	93,318		379,857	295,323	21,056		316,379
Income taxes	121,268	28,389	(M)	149,657	111,109	7,941	(M)	119,050

Income from continuing operations	165,271	64,929		230,200	184,214	13,115		197,329
Income from discontinued operations	237,089	(237,089)	(N)	-	176,951	(176,951)	(N)	-
Net income	402,360	(172,160)		230,200	361,165	(163,836)		197,329
Preferred dividends	21	-		21	24	-		24
Net income applicable to common shares	$402,339	$(172,160)		$230,179	$361,141	$(163,836)		$197,305

Basic earnings per share:
Income from continuing operations	$ .43	$ .17		$.60	$.51	$ .04		$.55
Income from discontinued operations	.62	(.62)		-	.48	(.48)		-
Net income	$1.05	$(.45)		$.60	$.99	$(.44)		$.55

Diluted earnings per share:
Income from continuing operations	$ .43	$ .17		$.60	$.50	$ .04		$.54
Income from discontinued operations	.61	(.61)		-	.48	(.48)		-
Net income	$1.04	$(.44)		$.60	$.98	$(.44)		$.54

See notes on pages 6 and 7 for a description of the line items marked (A) - (N).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the nine months ended September 30, 2006 and 2005
(In thousands, except per share amounts)

	NINE MONTHS ENDED				NINE MONTHS ENDED
	September 30, 2006				September 30, 2005
	Results of	Items		Results of	Results of	Items		Results of
	Operations	Excluded from		Operations	Operations	Excluded from		Operations
	Under	Current		from Current	Under	Current		from Current
	GAAP	Businesses		Businesses	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$5,178,719	$-		$5,178,719	$4,273,990	$-		$4,273,990
Product sales	617,065	-		617,065	461,264	-		461,264
Total revenues and sales	5,795,784	-		5,795,784	4,735,254	-		4,735,254
Costs and expenses:
Cost of services	1,726,863	2,235	(D)	1,729,098	1,405,448	(27,725)	(G)(L)	1,377,723
Cost of products sold	849,802	-		849,802	660,148	-		660,148
Selling, general, administrative and other	1,298,530	(3,626)	(A)	1,294,904	1,088,887	(1,898)	(G)	1,086,989
Depreciation and amortization	916,012	(131,659)	(B)	784,353	699,266	(60,844)	(B)	638,422
Integration expenses and other charges	10,790	(10,790)	(F)	-	14,326	(14,326)	(H)	-
Total costs and expenses	4,801,997	(143,840)		4,658,157	3,868,075	(104,793)		3,763,282

Operating income	993,787	143,840		1,137,627	867,179	104,793		971,972

Equity earnings in unconsolidated partnerships	45,612	-		45,612	36,391	-		36,391
Minority interest in consolidated partnerships	(37,106)	-		(37,106)	(57,838)	-		(57,838)
Other income, net	69,115	-		69,115	144,084	(116,036)	(G)(K)	28,048
Interest expense	(234,976)	-		(234,976)	(232,866)	-		(232,866)
Gain (loss) on exchange or disposal of assets and other	126,138	(126,138)	(C)(E)	-	218,830	(218,830)	(I)(J)	-

Income from continuing operations before income taxes	962,570	17,702		980,272	975,780	(230,073)		745,707
Income taxes	374,686	(1,380)	(M)	373,306	358,065	(84,907)	(M)	273,158

Income from continuing operations	587,884	19,082		606,966	617,715	(145,166)		472,549
Income from discontinued operations	540,786	(540,786)	(N)	-	458,515	(458,515)	(N)	-

Net income	1,128,670	(521,704)		606,966	1,076,230	(603,681)		472,549
Preferred dividends	63	-		63	72	-		72
Net income applicable to common shares	$1,128,607	$(521,704)		$606,903	$1,076,158	$(603,681)		$472,477

Basic earnings per share:
Income from continuing operations	$1.52	$ .05		$1.57	$1.89	$ (.44)		$1.45
Income from discontinued operations	1.40	(1.40)		-	1.40	(1.40)		-
Net income	$2.92	$(1.35)		$1.57	$3.29	$(1.84)		$1.45

Diluted earnings per share:
Income from continuing operations	$1.51	$ .05		$1.56	$1.88	$ (.44)		$1.44
Income from discontinued operations	1.39	(1.39)		-	1.39	(1.39)		-
Net income	$2.90	$(1.34)		$1.56	$3.27	$(1.83)		$1.44

See notes on pages 6 and 7 for a description of the line items marked (A) - (N).

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ALLTEL CORPORATION
SUPPLEMENTAL UNAUDITED PRO FORMA SELECTED FINANCIAL INFORMATION FROM CURRENT BUSINESSES-Page 5
(Dollars in thousands)

	For the three months ended September 30, 2005
	Operating
	Results from
	Current	Western
	Businesses	Wireless	Pro Forma
Revenues and sales:
Service revenues	$1,614,090	$89,630	$1,703,720
Product sales	178,889	5,179	184,068
Total revenues and sales	1,792,979	94,809	1,887,788

Costs and expenses:
Cost of services	516,372	28,055	544,427
Cost of products sold	250,261	9,635	259,896
Selling, general, administrative and other	397,197	17,353	414,550
Depreciation and amortization	233,841	16,080	249,921
Total costs and expenses	1,397,671	71,123	1,468,794

Operating income	$395,308	$23,686	$418,994

	For the nine months ended September 30, 2005
	Operating
	Results from
	Current	Western
	Businesses	Wireless	Pro Forma
Revenues and sales:
Service revenues	$4,273,990	$570,214	$4,844,204
Product sales	461,264	35,813	497,077
Total revenues and sales	4,735,254	606,027	5,341,281

Costs and expenses:
Cost of services	1,377,723	167,288	1,545,011
Cost of products sold	660,148	63,021	723,169
Selling, general, administrative and other	1,086,989	132,510	1,219,499
Depreciation and amortization	638,422	107,809	746,231
Total costs and expenses	3,763,282	470,628	4,233,910

Operating income	$971,972	$135,399	$1,107,371

Operating results from current businesses have been reconciled to operating results under GAAP on pages 3 and 4 of this earnings release.

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 6

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on October 27, 2006, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. ("Fidelity National") common stock, gain (loss) on exchange or disposal of assets, termination fees associated with the early retirement of long-term debt, costs associated with Hurricane Katrina, a change in accounting for certain operating leases and integration expenses and other charges. Alltel’s purpose for excluding items from the current business measures is to focus on Alltel’s true earnings capacity associated with providing wireless communications services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company's operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, integration expenses and other business consolidation costs arising from past acquisition and integration activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business operations. Alltel's management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

(A)
In connection with the spin-off and merger of the Company's wireline telecommunications business, holders of Alltel restricted shares received approximately 1.04 shares of Windstream Corporation ("Windstream") restricted stock for each share of restricted Alltel common stock held at the time of the distribution. The Windstream restricted shares received by Alltel employees became fully vested on August 3, 2006. Compensation expense resulting from the accelerated vesting of the Windstream restricted stock awards amounted to $3.6 million. (See Notes C and N below for additional information regarding the spin-off and merger of Alltel’s wireline telecommunications business).

(B)	Eliminates the effects of amortization expense related to acquired, finite-lived intangible assets.

(C)
On July 17, 2006, in order to effect the spin-off of its wireline telecommunications business to its stockholders, Alltel contributed all of the assets of its wireline telecommunications business to ALLTEL Holding Corp. ("Alltel Holding" or "Spinco"), a wholly owned subsidiary of the Company, in exchange for: (i) the issuance to Alltel of Spinco common stock that was distributed on a pro rata basis to Alltel’s stockholders as a tax-free stock dividend, (ii) the payment of a special dividend to Alltel in the amount of $2.3 billion and (iii) the distribution by Spinco to Alltel of $1.7 billion of Spinco debt securities. Also on July 17, 2006, Alltel completed a debt exchange in which Alltel transferred to two investment banks the Spinco debt securities received in the spin-off transaction in exchange for certain Alltel debt securities, consisting of $988.5 million of outstanding commercial paper borrowings and $685.1 million of 4.656 percent notes due May 17, 2007. In completing the debt exchange, Alltel incurred a pretax loss of $27.5 million.

On August 25, 2006, Alltel repurchased prior to maturity $1.0 billion of long-term debt, consisting of $664.3 million of 4.656 percent equity unit notes due 2007, $61.0 million of 6.65 percent unsecured notes due 2008, $147.0 million of 7.60 percent unsecured notes due 2009 and $127.7 million of 8.00 percent notes due 2010 pursuant to cash tender offers announced by the Company on July 31, 2006. Concurrent with the debt repurchase, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the 6.65 percent unsecured notes due 2008. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of $23.0 million.

(D)
The Company recorded a $2.2 million reduction in its allowance for doubtful accounts to reflect lower than expected write-offs from service interruptions and customer displacement attributable to the effects of Hurricane Katrina. The additional bad debt expense was originally recorded in the third quarter of 2005. (See Note G below.)

(E)
During 2005, federal legislation was enacted which included provisions to dissolve and liquidate the assets of the Rural Telephone Bank ("RTB"). In connection with the dissolution and liquidation, during April 2006, the RTB redeemed all outstanding shares of its Class C stock. As a result, Alltel received liquidating cash distributions of $198.7 million in exchange for its $22.1 million investment in RTB Class C stock.

(F)
The Company incurred $10.8 million of integration expenses related to its acquisition completed on August 1, 2005 of Western Wireless Corporation ("Western Wireless"). These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs.

(G)
Alltel incurred $9.9 million of incremental costs related to Hurricane Katrina consisting of increased long distance and roaming expenses due to providing these services to affected customers at no charge, system maintenance costs to restore network facilities and additional losses from bad debts. These incremental costs also included Company donations to support the hurricane relief efforts. These incremental expenses were partially offset by $5.0 million of insurance proceeds received to date by Alltel.

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 7

(H)
The Company incurred $2.4 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion and relocation costs. In addition, the Company incurred $11.9 million of integration expenses related to the exchange of certain wireless assets with Cingular Wireless LLC ("Cingular") completed during the second and third quarters of 2005. These expenses consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets.

(I)
Primarily due to certain minority partners' right-of-first-refusal, three of the wireless partnership interests to be exchanged between Alltel and Cingular, as discussed in Note J below, were not completed until July 29, 2005. As a result of completing the exchange transaction, Alltel recorded an additional pretax gain of $30.5 million.

(J)
On April 15, 2005, Alltel and Cingular completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National common stock. In addition, on April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt retirement, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(K)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(L)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company's operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 13, "Accounting for Leases" and Financial Accounting Standards Board ("FASB") Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases". The effects of this change, which are included in corporate expenses, were not material to the Company's previously reported consolidated results of operations, financial position or cash flows.

(M)	Tax-related effect of the items discussed in Notes A - L above.

(N)
Eliminates the effects of discontinued operations. On July 17, 2006, Alltel completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. ("Valor"). The spin-off included the majority of Alltel’s communications support services, including directory publishing, information technology outsourcing services, retail long-distance and the wireline sales portion of communications products. The new wireline company formed in the merger of Alltel’s wireline operations and Valor is named Windstream. As a result, Alltel’s historical results of operations have been adjusted to reflect the wireline business as discontinued operations in the accompanying unaudited consolidated financial statements.

As a condition of receiving approval from the Department of Justice ("DOJ") and the Federal Communications Commission ("FCC") for its acquisition of Midwest Wireless Holdings of Mankato, Minnesota ("Midwest Wireless"), on September 7, 2006, Alltel agreed to divest certain wireless operations in four rural markets in Minnesota. Accordingly, the four markets to be divested in Minnesota have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.

In addition, as a condition of receiving approval for the Western Wireless acquisition from the DOJ and the FCC, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During 2005, Alltel completed the sales of international operations in Georgia, Ghana and Ireland acquired from Western Wireless. During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in Austria, Bolivia, Côte d’Ivoire, Haiti, and Slovenia. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 8
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%

Controlled POPs	76,974,746	75,410,320	1,564,426	2
Customers	11,162,300	10,424,710	737,590	7
Penetration rate	14.5%	13.8%	.7%	5
Average customers	11,133,165	9,956,726	1,176,439	12	10,933,578	9,229,636	1,703,942	18
Gross customer additions:
Internal	829,304	729,618	99,686	14	2,405,347	1,992,367	412,980	21
Acquired	(23,904)	1,336,315	(1,360,219)	(102)	88,191	1,602,806	(1,514,615)	(94)
Total	805,400	2,065,933	(1,260,533)	(61)	2,493,538	3,595,173	(1,101,635)	(31)
Net customer additions:
Internal	101,059	20,887	80,172	384	411,785	195,417	216,368	111
Acquired	(23,904)	1,336,315	(1,360,219)	(102)	88,191	1,602,806	(1,514,615)	(94)
Total	77,155	1,357,202	(1,280,047)	(94)	499,976	1,798,223	(1,298,247)	(72)
Customer acquisition costs:
Cost of products sold	$173,544	$154,251	$19,293	13	$503,410	$397,268	$106,142	27
Selling and marketing expenses	256,005	232,060	23,945	10	774,093	616,411	157,682	26
Less product sales	150,186	138,624	11,562	8	441,792	360,049	81,743	23
Total	$279,363	$247,687	$31,676	13	$835,711	$653,630	$182,081	28
Cost to acquire a new customer (A)	$337	$339	$(2)	(1)	$347	$328	$19	6
Cash costs from current businesses:
Cost of services	$610,102	$516,372	$93,730	18	$1,729,098	$1,377,723	$351,375	26
Cost of products sold	293,754	250,261	43,493	17	849,802	660,148	189,654	29
Selling, general, administrative and other	434,699	397,197	37,502	9	1,294,904	1,086,989	207,915	19
Less product sales	211,876	178,889	32,987	18	617,065	461,264	155,801	34
Total	1,126,679	984,941	141,738	14	3,256,739	2,663,596	593,143	22
Less customer acquisition costs	279,363	247,687	31,676	13	835,711	653,630	182,081	28
Total	$847,316	$737,254	$110,062	15	$2,421,028	$2,009,966	$411,062	20
Cash costs from current businesses per unit per month, excluding customer
acquisition costs (B)	$25.37	$24.68	$.69	3	$24.60	$24.20	$.40	2
Revenues:
Service revenues	$1,795,443	$1,614,090	$181,353	11	$5,178,719	$4,273,990	$904,729	21
Less wholesale roaming revenues	171,459	170,221	1,238	1	486,052	373,514	112,538	30
Less wholesale transport revenues	32,245	7,609	24,636	324	50,439	22,043	28,396	129
Retail revenues	$1,591,739	$1,436,260	$155,479	11	$4,642,228	$3,878,433	$763,795	20
Average revenue per customer per month (C)	$53.76	$54.04	$(.28)	(1)	$52.63	$51.45	$1.18	2
Retail revenue per customer per month (D)	$47.66	$48.08	$(.42)	(1)	$47.18	$46.69	$.49	1
Retail minutes of use per customer per month (E)	645	614	31	5	629	586	43	7
Postpay churn	1.67%	1.92%	(.25% )	(13)	1.60%	1.75%	(.15% )	(9)
Total churn	2.18%	2.37%	(.19% )	(8)	2.03%	2.17%	(.14% )	(6)
Service revenue operating margin (F)
From current businesses	22.3%	24.5%	(2.2% )	(9)	22.0%	22.7%	(0.7% )	(3)
Under GAAP	19.9%	21.0%	(1.1% )	(5)	19.2%	20.3%	(1.1% )	(5)

(A) Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.  Customer acquisition costs exclude amounts related to the Company's customer retention efforts.

(B) Cash costs from current businesses per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the current businesses reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period. Measured on a GAAP basis, cash costs per unit per month, excluding customer acquisition costs, were
$25.48 and $24.62 for the three and nine months ended September 30, 2006, respectively, and $29.43 and $24.55 for the same periods of 2005, respectively.
(C) Average revenue per customer per month is calculated by dividing service revenues by average customers for the period.
(D) Retail revenue per customer per month is calculated by dividing retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E) Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F) Service revenue operating margin is calculated by dividing operating income by service revenues.

Operating results from current businesses have been reconciled to operating results under GAAP on pages 3 and 4 of this earnings release.
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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 9
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	September 30,	December 31,		September 30,	December 31,
	2006	2005		2006	2005

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$3,085,999	$982,407	Current maturities of long-term debt	$222,602	$182,984
Accounts receivable (less allowance for			Accounts payable	464,478	499,997
doubtful accounts of $63,973 and			Advance payments and customer deposits	186,812	170,820
$70,607, respectively)	835,121	761,841	Accrued taxes	276,318	141,241
Inventories	156,153	195,183	Accrued dividends	66,114	147,841
Prepaid expenses and other	86,127	92,096	Accrued interest	56,140	98,307
Assets related to discontinued operations	71,509	6,983,565	Current deferred income taxes	-	349,565
			Other current liabilities	165,268	206,724
Total current assets	4,234,909	9,015,092	Liabilities related to discontinued operations	2,454	1,716,789

Investments	367,367	356,397	Total current liabilities	1,440,186	3,514,268
Goodwill	7,805,643	7,117,778
Other intangibles	1,858,805	2,172,974

			Long-term debt	2,711,554	5,544,145
PROPERTY, PLANT AND EQUIPMENT:			Deferred income taxes	1,114,505	1,142,311
Land	294,443	280,334	Other liabilities	706,352	796,940
Buildings and improvements	906,088	901,116
Operating plant and equipment	7,577,004	7,362,841
Information processing	1,025,244	1,126,458	SHAREHOLDERS' EQUITY:
Furniture and fixtures	165,567	143,618	Preferred stock	258	278
Under construction	417,652	344,341	Common stock	378,914	383,613
			Additional paid-in capital	4,904,350	5,339,321
Total property, plant and equipment	10,385,998	10,158,708	Unrealized holding gain on investments	38,028	22,297
Less accumulated depreciation	5,435,965	5,055,999	Foreign currency translation adjustment	-	(2,841)
			Retained earnings	8,036,076	7,272,769
Net property, plant and equipment	4,950,033	5,102,709
			Total shareholders' equity	13,357,626	13,015,437
Other assets	113,466	248,151

			TOTAL LIABILITIES AND
TOTAL ASSETS	$19,330,223	$24,013,101	SHAREHOLDERS' EQUITY	$19,330,223	$24,013,101

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 10
(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005
Net Cash Provided from Operations:
Net income	$402,360	$361,165	$1,128,670	$1,076,230
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	(237,089)	(176,951)	(540,786)	(458,515)
Depreciation and amortization expense	307,136	266,214	916,012	699,266
Provision for doubtful accounts	66,480	54,830	179,873	131,098
Non-cash portion of (gain) loss on exchange or disposal of assets and other	27,547	(30,557)	(80,026)	(232,742)
Non-cash portion of integration expenses and other charges	-	10,000	-	10,000
Change in deferred income taxes	(14,050)	15,003	7,217	19,052
Other, net	(1,985)	392	(6,318)	9,493
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(109,788)	(107,710)	(245,903)	(217,567)
Inventories	(31,417)	12,407	39,583	9,982
Accounts payable	32,845	53,006	(35,312)	(6,333)
Other current liabilities	(100,634)	(118,246)	(323,166)	(44,727)
Other, net	(1,332)	33,129	(55,015)	7,378
Net cash provided from operations	340,073	372,682	984,829	1,002,615

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(277,373)	(227,120)	(718,574)	(681,310)
Additions to capitalized software development costs	(6,984)	(11,037)	(24,000)	(35,375)
Additions to investments	(167)	(75)	(686)	(950)
Purchases of property, net of cash acquired	(130)	(912,067)	(676,548)	(1,135,799)
Proceeds from the sale of assets	-	-	-	36,162
Proceeds from the sale of investments	560	436	200,481	353,881
Proceeds from the return on investments	14,471	10,579	36,748	30,907
Other, net	(1,429)	7,918	10,466	19,640
Net cash used in investing activities	(271,052)	(1,131,366)	(1,172,113)	(1,412,844)

Cash Flows from Financing Activities:
Dividends on common and preferred stock	(149,943)	(124,449)	(447,095)	(345,169)
Repayments of long-term debt	(1,011,496)	(2,202,811)	(1,012,226)	(2,655,621)
Distributions to minority investors	(7,415)	(17,799)	(27,708)	(44,808)
Repurchases of common stock	(709,001)	-	(709,001)	-
Excess tax benefits from stock option exercises	2,199	-	5,408	-
Long-term debt issued	-	877,700	-	927,700
Conversion of convertible debt	-	-	(59,848)	-
Common stock issued	102,895	43,477	191,479	1,442,790
Net cash used in financing activities	(1,772,761)	(1,423,882)	(2,058,991)	(675,108)

Net cash provided from discontinued operations	2,263,278	232,037	4,355,746	675,906

Effect of exchange rate changes on cash and short-term investments	-	(1,492)	(5,879)	(1,492)

Increase (decrease) in cash and short-term investments	559,538	(1,952,021)	2,103,592	(410,923)

Cash and Short-term Investments:
Beginning of the period	2,526,461	2,018,346	982,407	477,248
End of the period	$3,085,999	$66,325	$3,085,999	$66,325

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 11
(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005

Net cash provided from operations	$340,073	$372,682	$984,829	$1,002,615
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	237,089	176,951	540,786	458,515
Depreciation and amortization expense	(307,136)	(266,214)	(916,012)	(699,266)
Provision for doubtful accounts	(66,480)	(54,830)	(179,873)	(131,098)
Non-cash portion of (loss) gain on exchange or disposal of assets and other	(27,547)	30,557	80,026	232,742
Non-cash portion of integration expenses and other charges	-	(10,000)	-	(10,000)
Change in deferred income taxes	14,050	(15,003)	(7,217)	(19,052)
Other non-cash changes, net	1,985	(392)	6,318	(9,493)
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	210,326	127,414	619,813	251,267
Net income under GAAP	402,360	361,165	1,128,670	1,076,230
Adjustments to reconcile to net income from current businesses:
Amortization expense related to acquired, finite-lived intangible assets, net of tax	23,941	20,021	80,444	37,582
Hurricane-related costs, net of insurance recoveries and tax	-	3,002	-	3,002
Reversal of excess bad debt reserve related to Hurricane Katrina, net of tax	-	-	(1,366)	-
Integration expenses and other charges, net of tax	-	8,773	6,589	8,773
Loss (gain) on exchange or disposal of assets and other, net of tax	38,775	(18,681)	(68,798)	(136,720)
Special dividend received on Fidelity National common stock,
net of tax	-	-	-	(69,812)
Compensation expense due to accelerated vesting of restricted stock, net of tax	2,213	-	2,213	-
Change in accounting for operating leases, net of tax	-	-	-	12,009
Income from discontinued operations	(237,089)	(176,951)	(540,786)	(458,515)
Net income from current businesses	230,200	197,329	606,966	472,549
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation expense from current businesses	267,945	233,841	784,353	638,422
Capital expenditures	(284,357)	(238,157)	(742,574)	(716,685)
Equity free cash flow from current businesses	$213,788	$193,013	$648,745	$394,286

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